UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

POW! ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52414 (Commission File Number)	90-0139831 (I.R.S. Employer Identification No.)

9440 Santa Monica Boulevard, #620, Beverly Hills, CA 90210

(Address of principal executive offices with Zip Code)

310-275-9933

(Registrant’s telephone number,

 including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 29, 2016, the promissory note (the “Note”) under which POW! Entertainment, Inc. (the “Company”) received $680,000, which Note was reported on in the Company’s Form 8-K, filed April 13, 2016, had its scheduled maturity date extended to June 1, 2017. No other terms of the Note were changed.

The full text of the Note, other than the extended maturity referred to above, was filed as Exhibit 10.1 to the Company’s Form 8-K dated April 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2016	POW! Entertainment, Inc.

	By:	/s/Gill Champion
Gill Champion
President and Chief Executive Officer
(Principal Executive Officer)